UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2564-8588

Hanryu Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Global Interactive Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders on December 30, 2024. There were represented at the Annual Meeting, by proxy, 29,636,784 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), out of a total number of 52,808,589 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors the following individuals, each of whom was named as a nominee in the Company’s definitive proxy statement relating to the Annual Meeting, were elected by the Company’s stockholders by a plurality of votes cast to serve on the Company’s Board of Directors until the Company’s annual meeting of stockholders for fiscal year 2025. Information on the vote relating to each director standing for election is set forth below:

Nominee	For	Withheld	Broker Non-Votes
Jay Hyong Woo	16,840,561	7,855,124	941,099
Aram Ahn	16,743,656	7,952,029	941,099
Amy Shi	16,840,646	7,855,039	941,099
John S. Morris	16,840,646	7,855,039	941,099
Larry Namer	16,840,561	7,855,124	941,099

Proposal 2. – Stock Split Proposal was to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock, by a ratio of no less than 1-for-2 and no more than 1-for-20, with the exact ratio to be determined by the Company’s Board of Directors in its sole discretion. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
25,610,912	25,369	501	N/A

Proposal 3. – Ratification of Appointment of Auditors was to ratify the appointment of OneStop Assurance, PAC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
25,610,912	6,339	0	N/A

Proposal 4. – Adjournment Proposal was to approve the adjournment of the Annual Meeting if there were insufficient votes at the Annual Meeting to approve Proposal 2. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
29,626,114	10,670	0	N/A

There were no other proposals voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: January 6, 2025	Name:	Taehoon Kim
	Title:	Interim Chief Executive Officer

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